OTHER EXPENSES, NET	12 Months Ended
Dec. 31, 2017
Analysis of income and expense [abstract]
OTHER EXPENSES, NET
OTHER EXPENSES, NET
Other expenses, net are as follows:

	For the years ended December 31,
	2017	2016	2015
	(€ thousand)
Other expenses	11,830	30,249	33,137
Other income	(4,963)	(5,748)	(22,102)
Other expenses, net	6,867	24,501	11,035

Other expenses in 2017 include €5,593 thousand related to indirect taxes and €6,237 thousand related to miscellaneous expenses.
Other income in 2017 includes €2,585 thousand of gain on the disposal of property plant and equipment, €1,747 thousand related to rental income and €631 thousand related to miscellaneous income.
Other expenses in 2016 include €15,469 thousand related to provisions, primarily related to disputes with a distributor, €5,628 thousand related to indirect taxes and €9,152 thousand related to miscellaneous expenses.
Other income in 2016 includes €2,903 thousand of gain on the disposal of property plant and equipment, €1,569 thousand related to rental income and €1,276 thousand related to miscellaneous income.
Other expenses in 2015 include €12,933 thousand related to provisions, of which €8,822 thousand related to legal proceedings and disputes and €4,111 thousand primarily related to disputes with suppliers, employees and other parties relating to contracts. The most significant accruals to the provision for legal proceedings and disputes recognized in 2015 relate to litigation with a former distributor.
Other income in 2015 includes €5,802 thousand for the gain on the sale of a group of assets related to the investment properties in Modena, Italy, which the Group sold to the tenant, Maserati S.p.A., an FCA Group company. The total sale price (as determined by an independent valuation) amounted to €37,130 thousand and was received in the third quarter of 2015. At the transaction date the net book value of the assets and liabilities disposed of was €31,328 thousand.